LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

COLLECTION PERIOD:      FEBRUARY  1-28, 2005                                       PAYMENT DATE:   MAR 15 2005
DETERMINATION DATE:     MAR 09 2005                                                REPORT BRANCH:  2041

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INITIAL DEAL                                          TOTAL          CLASS A-1        CLASS A-2    OVERCOLLATERALIZATION
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Class Percentages                                        100.00%            68.64%          30.36%           1.00%
Original Pool Balance                             303,030,302.06    208,000,000.00   92,000,000.00    3,030,302.06
Note Balance Total                                300,000,000.00    208,000,000.00   92,000,000.00
Number of Contracts                                       16,418
Class Pass Through Rates                                                   1.5030%         2.8410%
Servicing Fee Rate                                      1.75000%
Indenture Trustee Fee                                   0.00350%
Custodian Fee                                           0.02000%
Backup Servicer Fee                                     0.02150%
Insurance Premium Fee                                   0.35000%
Class C Certificate Rate                                6.00000%

Initial Weighted Average APR                           10.07510%
Initial Weighted Average Monthly
     Dealer Participation Fee Rate                      0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio     10.07510%
Initial Weighted Average Remaining Term                    64.74
Initial Weighted Average Original Term                     68.01

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CURRENT MONTH CERTIFICATE
     BALANCES                                         TOTAL          CLASS A-1        CLASS A-2
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BOP:
Total Pool Balance                                203,213,770.93    108,183,468.85   92,000,000.00    3,030,302.06
Total Note Balance                                189,078,378.99     97,078,378.99   92,000,000.00

EOP:
Number of Current Month Closed Contracts                     354
Number of Reopened Loans                                       0
Number of Contracts - EOP                                 11,890
Total Pool Balance  -  EOP                        195,634,449.89    100,604,147.81   92,000,000.00    3,030,302.06
Total Note Balance - EOP                          180,941,595.50     88,941,595.50   92,000,000.00

Class Collateral Pool Factors                         0.60313865        0.42760382      1.00000000

Weighted Average APR of Remaining Portfolio             9.90949%
Weighted Average Monthly Dealer Participation Fee Rate  0.00000%
Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio       9.90949%
Weighted Average Remaining Term                            54.46
Weighted Average Original Term                             68.37

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LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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TOTAL DISTRIBUTION AMOUNT                                                                             CONTRACTS
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     Monthly Payments:              Principal                                         3,306,932.70
                                    Interest                                          1,493,661.93
     Early Payoffs:                 Principal Collected                               3,690,553.97
                                    Early Payoff Excess Servicing Compensation               68.37
                                    Early Payoff Principal Net of Rule of 78s Adj.    3,690,485.60             289
                                    Interest                                             36,018.37
     Liquidated Receivable:         Principal Collected                                  36,900.35
                                    Liquidated Receivable Excess Servicing Compensation       0.00
                                    Liquidated Receivable Principal Net of Rule
                                    of 78s Adj.                                          36,900.35              65
                                    Interest                                                  8.90
     Purchase Amount:               Principal                                                 0.00               0
                                    Interest                                                  0.00
                                                 Total Principal                      7,034,318.65
                                                 Total Interest                       1,529,689.20
                                                 Total Principal and Interest         8,564,007.85
     Recoveries                                                                         253,862.94
     Excess Servicing Compensation                                                           68.37
     Late Fees & Miscellaneous Fees                                                      55,332.26
     Collection Account Customer Cash                                                 8,873,271.42
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                14,628.98
     Available Funds                                                                  8,887,900.40

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                                                                                           DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION                                                                                  AMOUNT         DEFICIENCY CLAIM
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                                                                                          8,887,900.40

Monthly Dealer Participation Fee                                                  0.00    8,887,900.40            0.00
Prior Unpaid Dealer Participation Fee                                             0.00    8,887,900.40
Servicing Fees:                         Current Month Servicing Fee         296,353.42
                                        Prior Period Unpaid Servicing Fee         0.00
                                        Late Fees & Miscellaneous Fees       55,332.26
                                        Excess Servicing Compensation            68.37
                                                     Total Servicing Fees:  351,754.05    8,536,146.35            0.00
Indenture Trustee Fee                                                           551.48    8,535,594.87            0.00
Custodian Fee                                                                 3,386.90    8,532,207.97            0.00
Backup Servicer Fee                                                           3,640.91    8,528,567.06            0.00
Prior Unpaid Indenture Trustee Fee                                                0.00    8,528,567.06            0.00
Prior Unpaid Custodian Fee                                                        0.00    8,528,567.06            0.00
Prior Unpaid Backup Servicer Fee                                                  0.00    8,528,567.06            0.00
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                                                                     Page 2 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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                                                                                           DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                        AMOUNT         DEFICIENCY CLAIM
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     Class A-1 Note Interest:            Current Month                  121,590.67         8,406,976.39            0.00
                                         Prior Carryover Shortfall            0.00         8,406,976.39
     Class A-2 Note Interest:            Current Month                  217,810.00         8,189,166.39            0.00
                                         Prior Carryover Shortfall            0.00         8,189,166.39
     Principal Payment Amount:           Current Month                        0.00         8,189,166.39            0.00
                                         Prior Carryover Shortfall            0.00         8,189,166.39
     Certificate Insurer:                Reimbursement Obligations            0.00         8,189,166.39            0.00
                                         Premium                         52,775.32         8,136,391.07            0.00
     Class C Interest Payment Amount     Current Month                    8,202.65         8,128,188.42            0.00
                                         Prior Carryover Shortfall            0.00         8,128,188.42            0.00
     Supplemental Enhancement Account    Reimbursement                        0.00         8,128,188.42            0.00
     Expenses:                           Trust Collateral Agent               0.00         8,128,188.42            0.00
                                         Indenture Trustee                    0.00         8,128,188.42            0.00
                                         Backup Servicer                      0.00         8,128,188.42            0.00
                                         Custodian                            0.00         8,128,188.42            0.00
     Distribution to (from) the Spread Account                        8,128,188.42                 0.00
     Distribution (from) the Supplemental Enhancement Account                 0.00                 0.00

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LIQUIDATED RECEIVABLES AND CRAM DOWN LOSS
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                                                                                   Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                           Balance         Units
     BOP Liquidated Receivable Principal Balance      570,624.23                     46,147.69        14
     Cram Down Loss                                    11,278.51                     11,278.51         3
     Liquidation Principal Proceeds                    36,900.35
     Principal Loss                                   545,002.39
     Prior Month Cumulative Principal Loss LTD      4,963,569.57
     Cumulative Principal Loss LTD                  5,508,571.96                     57,426.20        17

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STATISTICAL INFORMATION
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DELINQUENCY STATUS:                 # OF CONTRACTS      AMOUNT           % OF TOTAL POOL BALANCE
     Current                               9,642     160,407,102.26              81.99%
     1-29 Days                             1,953      33,074,968.40              16.91%
     30-59 Days                              116         998,311.16               0.51%
     60-89 Days                               87         642,414.38               0.33%
     90-119 Days                              48         256,694.79               0.13%
     120 Days or More                         44         254,958.90               0.13%
                              Total       11,890     195,634,449.89             100.00%

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:

(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                     Trigger          Trigger      Event of Default   Event of
                                    Current Month   Threshold          Event          Threshold        Default

Average Delinquency Ratio               0.78830%      6.00%             NO              8.00%            NO
Cumulative Default Rate                    2.12%      7.57%             NO              7.69%            NO
Cumulative Loss Rate                       0.97%      4.03%             NO              4.23%            NO

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LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:

                                       CERTIFICATE INVENTORY                                               RECOVERY INVENTORY
                                    # OF CONTRACTS      AMOUNT*                                        # OF CONTRACTS     AMOUNT*

Prior Month Inventory                           20    419,840.87               Prior Month Inventory                4    62,277.24
Repurchased                                      0          0.00                         Repurchased                0         0.00
Adjusted Prior Month Inventory                  20    419,840.87      Adjusted Prior Month Inventory                4    62,277.24
Current Month Repos                             16    292,994.16                 Current Month Repos               22   423,520.65
Repos Actually Liquidated                       19    384,232.87        Repos from Trust Liquidation                0         0.00
Repos Liquidated at 60+ or 150+                  0          0.00           Repos Actually Liquidated               21   399,272.22
Dealer Payoff                                    0          0.00                       Dealer Payoff                0         0.00
Redeemed / Cured                                 0          0.00                    Redeemed / Cured                0         0.00
Purchased Repos                                  0          0.00                     Purchased Repos                0         0.00
Current Month Inventory                         17    328,602.16             Current Month Inventory                5    86,525.67
                                    * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                                    # OF CONTRACTS        AMOUNT

Current Month Balance                           65      581,902.74
Cumulative Balance                             497    6,032,118.41
Current Month Proceeds                                   36,909.25
Cumulative Proceeds                                     522,878.86
Current Month Recoveries                                253,862.94
Cumulative Recoveries                                 2,558,763.34

                                                 RECEIVABLES LIQUIDATED AT 150 OR MORE
                                                 DAYS DELINQUENT, 60 OR MORE DAYS PAST
                                                 THE DATE AVAILABLE FOR SALE AND BY                   CUMULATIVE RECEIVABLES
                                                 ELECTION:                                            LIQUIDATED AT 150+ AND 60+:
                                                         Balance             Units                         Balance      Units
Prior Month                                               342.05                 3                      109,260.53          7
Current Trust Liquidation Balance                      12,630.81                 2                       12,630.81          2
Current Monthly Principal Payments                          0.00
Cram Down Loss                                              0.00
Reopened Loan Due to NSF                                    0.00                 1
Current Repurchases                                         0.00
Current Recovery Sale Proceeds                              0.00                (3)
Deficiency Balance of Sold Vehicles                       (22.52)
EOP                                                    12,950.34                 3                      121,891.34          9

                                                                     Page 4 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION

                                                                                   REQUISITE AMOUNT:  4,545,454.53
Total Deposit                                                         4,545,454.53
BOP Balance                                                           4,545,454.53
Remaining Distribution Amount                                         8,128,188.42
Investment Income                                                         8,595.07
Current Month Draw                                                            0.00
EOP Balance Prior to Distribution                                    12,682,238.02

Spread Account Release Amount                                         8,136,783.49

EOP Balance                                                           4,545,454.53

     Class A Principal Payment Amount                                 8,136,783.49
     Class C Supplemental Interest and Carryover Shortfall                    0.00
     Class R Certificateholder Distribution                                   0.00

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                         6,818,181.80
BOP Balance                                                           1,640,530.62
Supplemental Enhancement Account Deposit                                      0.00
Current Month Draw                                                            0.00
Supplemental Enhancement Account Investment Earnings                      4,692.72
Supplemental Enhancement Account Investment Earnings Amount to
     Class C Certificateholder                                           (4,692.72)
Class C Supplemental Enhancement Amount Before Release                1,640,530.62

Supplemental Enhancement Account Release Amount                       1,315,394.56

EOP Balance                                                             325,136.06

Overcollateralization Amount                                         14,692,854.39

Current Month Total Enhancement Amount                               19,563,444.98          10.00%

Required Total Enhancement Amount                                    19,563,444.98          10.00%

                                                                     Page 5 of 6

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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            CUMULATIVE LOSS:                                    CUMULATIVE GROSS DEFAULT:
     --------------------------------------------------------------------------------------------------------------
             UP TO MONTH    TRIGGER EVENT    EVENT OF DEFAULT    UP TO MONTH    TRIGGER EVENT    EVENT OF DEFAULT

                   3            1.01%             1.27%                3            2.02%              2.31%
                   6            2.02%             2.33%                6            4.03%              4.23%
                   9            2.52%             2.96%                9            4.79%              5.39%
                  12            4.03%             4.23%               12            7.57%              7.69%
                  15            4.58%             4.81%               15            8.71%              8.75%
                  18            5.50%             5.77%               18           11.00%             10.49%
                  21            6.00%             6.73%               21           11.54%             12.24%
                  24            6.65%             7.31%               24           12.08%             13.28%
                  27            7.07%             7.89%               27           12.86%             14.34%
                  30            7.71%             8.46%               30           14.02%             15.38%
                  33            8.14%             9.04%               33           14.80%             16.44%
                  36            8.57%             9.42%               36           15.58%             17.14%
                  39            8.79%             9.61%               39           15.98%             17.48%
                  42            9.00%            10.00%               42           16.36%             18.18%
                  45            9.00%            10.00%               45           16.36%             18.18%
                  48            9.00%            10.00%               48           16.36%             18.18%
                  51            9.00%            10.00%               51           16.36%             18.18%
                  54            9.00%            10.00%               54           16.36%             18.18%
                  57            9.00%            10.00%               57           16.36%             18.18%
                  60            9.00%            10.00%               60           16.36%             18.18%
                  63            9.00%            10.00%               63           16.36%             18.18%
                  66            9.00%            10.00%               66           16.36%             18.18%
                  69            9.00%            10.00%               69           16.36%             18.18%
                  72            9.00%            10.00%               72           16.36%             18.18%
     ------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------
     AVERAGE DELINQUENCY RATIO:
     ------------------------------------------------------------
     Up to Month            Trigger Event    Event of Default
                  12            6.00%             8.00%
                  24            7.00%             9.00%
                  72            8.00%            10.00%
     ------------------------------------------------------------

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of February 28, 2005 and were performed in conformity with the Sale and Servicing Agreement dated March 1,
2004.

/s/ Maureen E. Morley
------------------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 6 of 6